Exhibit  23 - Consent of  Independent Auditors


We consent to the incorporation by reference in the Registration
Statement (Form S-8 No. 33-32697) pertaining to the Ruby Tuesday, Inc. Deferred Compensation Plan, in the Registration Statement (Form S-8 No. 333-03165) pertaining to the Ruby Tuesday, Inc. Deferred Compensation
Plan , in the Registration Statement (Form S-8 No. 33-20585) pertaining to the Ruby Tuesday, Inc. Salary Deferral Plan, in the Registration Statement (Form S-8 No. 333-03153) pertaining to the
Ruby Tuesday,  Inc. Salary Deferral Plan, in the Registration Statement
(Form S-8 No. 2-97120) pertaining to Ruby Tuesday, Inc. Long-Term
Incentive Plan, in the Registration Statement (Form S-8 No. 33-13593) pertaining to the Ruby Tuesday, Inc. 1987 Stock Bonus and Non-Qualified Stock Option Plan, in the Registration Statement (Form S-8 No. 33-46220) pertaining to the Ruby Tuesday, Inc. Compensatory Non-Qualified Stock
Option Arrangements, in the Registration Statement (Form S-8 No. 33-
56452) pertaining to the Ruby Tuesday, Inc. Stock Incentive and Compensation Plan for Directors, Stock Incentive Plan and Non-Qualified Management Stock Option Agreements, in the Registration Statement (Form S-8 No. 333-03155) pertaining to the Ruby Tuesday, Inc. 1996 Stock Incentive Plan, in the Registration Statement (Form S-8 No. 333-77965) pertaining to the Ruby Tuesday, Inc. 1996 Non-Executive Stock Incentive Plan (formerly the 1993 Non-Executive Stock Incentive Plan), in the Registration Statement (Form
S-8 No. 33-70490)  pertaining to the Ruby Tuesday, Inc. 1993 Non-
Executive Stock Incentive Plan, in the Registration Statement (Form S-8
No. 33-46218) pertaining to the Ruby Tuesday, Inc. 1989 Non-Qualified
Stock Option Plan, and in the Registration Statement (Form S-3 No. 33-57159) of Ruby Tuesday, Inc., of our report dated June 28, 1999, with respect to the consolidated financial statements of Ruby Tuesday, Inc. incorporated by reference in the Annual Report (Form 10-K) for the year ended June 6, 1999.


/s/ Ernst & Young LLP
Ernst & Young LLP

Atlanta, Georgia
August 25, 1999